                                                                    EXHIBIT 99.2

                       [LETTERHEAD OF DFK INTERNATIONAL]

                        AUDITORS' REPORT TO THE MEMBERS

We have audited the annexed balance sheet fo Network Solutions (Pvt) Limited as at June-30, 1998 and the related statements of income, stockholders' equity and cash flows for the year ended June-30, 1998. We conducted our audit in accordance with International Standards on Auditing which are comparable in all respects with U.S. Generally Accepted Auditing Standards and we state that we have obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purposes of our audit and, after due verification thereof, we report that:

a) in our opinion, proper books of account have been kept by the Company as required by Companies Ordinance, 1984:

b)  in our opinion:

      i) the balance sheet and income statement together with the notes thereon have been drawn up in conformity with the Companies Ordinance, 1984 and are in agreement with the books of account and are further in accordance with accounting policies consistently applied.

     ii) the expenditure incurred during the year was for the purpose of the Company's business; and

    iii) the business conducted, and the expenditure incurred during the year were in accordance with the objects of the Company;

c) in our opinion and to the best of our information and according to the explanations given to us, the balance sheet, income statement, statement of stockholders' equity and cash flow statement, together with the notes forming part thereof, give the information required by the Companies Ordinance, 1984, in the manner so required and respectively give a true and fair view of the state of the Company's affairs as at June-30, 1998 and of the income and the cash flows for the year ended and are in accordance with the International Accounting Standards which are comparable in all respects with U.S. Generally Accepted Accounting Principles; and

d) in our opinion, no Zakat was deductible at source under the Zakat and Ushr Ordinance, 1980.

Place:  Lahore                                 /s/ SAEED KAMRAN PATEL & CO.
Date:   September-07, 1998                     -----------------------------
                                               Chartered Accountants

NETWORK SOLUTIONS (PVT) LIMITED
BALANCE SHEET
AS AT JUNE-30, 1998
------------------------------------------------------------------------------

                                                  NOTES    1998       1998
                                                          RUPEES      US $
                                                  ----------------------------
ASSETS

CURRENT ASSETS

Cash and bank balances                              4     3,022,852     65,642
Accounts receivables                                5     6,879,013    149,381
Advances, prepayments and other receivables         6     1,307,656     28,397
                                                         ---------------------

TOTAL CURRENT ASSETS                                     11,209,521    243,420

PROPERTY AND EQUIPMENT - NET                        7     3,908,289     84,871

ASSETS UNDER CAPITAL LEASE                          8       906,693     19,689

LONG TERM DEPOSITS                                          203,290      4,415
                                                         ---------------------
TOTAL ASSETS                                             16,227,793    352,395
                                                         =====================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Current portion of obligations under capital lease          389,053      8,448
Accrued and other liabilities                       9       711,870     15,459
                                                         ---------------------

TOTAL CURRENT LIABILITIES                                 1,100,923     23,907

LONG TERM OBLIGATIONS UNDER CAPITAL LEASE          10       476,242     10,341

CONTINGENCIES AND COMMITMENTS                      11
                                                         ---------------------
TOTAL LIABILITIES                                         1,577,165     34,248

STOCKHOLDERS' EQUITY
AUTHORISED
20,000 ordinary shares of Rs. 100 each                    2,000,000     43,431
                                                         ---------------------
ISSUED, SUBSCRIBED AND PAID UP CAPITAL
400 ordinary shares of Rs. 100 each
  fully paid in cash                                         40,000        869

RETAINED EARNINGS                                         5,610,636    121,838
                                                         ---------------------

TOTAL STOCKHOLDERS' EQUITY                                5,650,636    122,707
                                                         ---------------------
                                                          7,227,801    156,955

DEPOSIT FOR SHARES                                        8,999,992    195,440

                                                         ---------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               16,227,793    352,395
                                                         =====================

The annexed notes from 1 to 19 form an integral part of these accounts.



CHIEF EXECUTIVE                                                         DIRECTOR

NETWORK SOLUTIONS (PVT) LIMITED
STATEMENT OF STOCKHOLDERS' EQUITY
AS AT JUNE-30, 1998
------------------------------------------------------------------------------

                                                  NOTES    1998       1998
                                                          RUPEES      US $
                                                  ----------------------------
STOCKHOLDERS' EQUITY

SHARE CAPITAL AND RESERVE

ISSUED, SUBSCRIBED AND PAID UP CAPITAL
400 ordinary shares of Rs. 100 each
  fully paid in cash                                         40,000        869

RETAINED EARNINGS                                         5,610,636    121,838
                                                         ---------------------
                                                          5,650,636    122,707
                                                         =====================

The annexed notes from 1 to 19 form an integral part of these accounts.




CHIEF EXECUTIVE                                                         DIRECTOR

NETWORK SOLUTIONS (PVT) LIMITED
INCOME STATEMENT
FOR THE YEAR ENDED JUNE-30, 1998
------------------------------------------------------------------------------

                                                  NOTES    1998       1998
                                                          RUPEES      US $
                                                  ----------------------------

SALES                                              12    21,534,871   467,641

OPERATING EXPENSES

  Research and development                         13    11,009,567   239,078

  Administration and selling                       14     7,671,087   166,581
                                                         --------------------
                                                         18,680,654   405,659
                                                         --------------------
OPERATING INCOME                                          2,854,217    61,982

Other income                                       15     1,076,711    23,381
                                                         --------------------
OPERATING PROFIT                                          3,930,928    85,363

Financial charges                                  16       180,139     3,913
                                                         --------------------
INCOME FOR THE YEAR                                       3,750,789    81,450

RETAINED EARNINGS BROUGHT FORWARD                         1,859,847    40,388
                                                         --------------------
RETAINED EARNINGS CARRIED FORWARD                         5,610,636   121,838
                                                         ====================

The annexed notes from 1 to 19 form an integral part of these accounts.



CHIEF EXECUTIVE                                                         DIRECTOR

NETWORKS SOLUTIONS (PVT) LIMITED
CASH FLOW STATEMENT
FOR THE YEAR ENDED JUNE-30, 1998
-------------------------------------------------------------------------------
                                                          1998           1998
                                                         RUPEES          US $
                                                       ------------------------
CASH FLOWS FROM OPERATING ACTIVITIES

  Income for the year                                    3,750,789       81,450

  Add: Non cash charges to income

    Depreciation                                           469,910       10,204
    Amortization                                           183,410        3,983
    Foreign exchange gain                               (1,030,598)     (22,380)
    Loss on sale of fixed asset                                200            4
                                                       ------------------------
                                                          (377,078)      (8,189)
                                                       ------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  BEFORE INCOME TAX                                      3,373,711       73,261

Taxes paid                                                (104,752)      (2,275)
                                                       ------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  BEFORE WORKING CAPITAL                                 3,268,959       70,986

DECREASE/(INCREASE) IN CURRENT ASSETS

Accounts receivables                                    (5,930,271)    (128,779)
Advances, prepayments and other receivables               (464,115)     (10,079)
                                                       ------------------------
                                                        (6,394,386)    (138,858)

INCREASE/(DECREASE) IN CURRENT LIABILITIES

Accrued and other liabilities                             (117,675)      (2,555)
Short term borrowing                                    (3,288,128)     (71,403)
                                                       ------------------------
CASH GENERATED FROM OPERATIONS                          (3,405,803)     (73,958)
                                                       ------------------------
NET CASH OUTFLOW FROM OPERATING ACTIVITIES              (6,531,230)    (141,830)

CASH FLOWS FROM INVESTING ACTIVITIES

Property and equipments purchased                         (800,247)     (17,378)
Sale proceed of fixed asset                                 18,200          395
                                                       ------------------------

NET CASH OUTFLOW FROM INVESTING ACTIVITIES                (782,047)     (16,983)

CASH FLOWS FROM FINANCING ACTIVITIES

Payment of obligation under capital lease                 (332,404)      (7,218)
Deposit for shares                                      (1,737,347)     (37,727)
                                                       ------------------------
NET CASH OUTFLOW FROM FINANCING ACTIVITIES              (2,069,751)     (44,945)
                                                       ------------------------
NET (DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS    (9,383,028)    (203,758)

CASH AND CASH EQUIVALENTS AT THE BEGINNING OF THE YEAR  12,405,880      209,400
                                                       ------------------------
CASH AND CASH EQUIVALENTS AT THE END OF THE YEAR         3,022,852       65,642
                                                       ========================



CHIEF EXECUTIVE                                                       DIRECTOR

NETWORK SOLUTIONS (PVT) LIMITED
NOTES TO THE ACCOUNTS
-------------------------------------------------------------------------------

1.   THE COMPANY AND NATURE OF BUSINESS

     Network Solutions (PVI) Limited was incorporated in Pakistan on August 22, 1996 under the Companies Ordinance, 1984 as a private company limited by shares the principal business of the Company is development and export of software.

2.   COMPLIANCE WITH ISA

     The accounts comply with International Accounting Standards which are comparable in all material respect to U.S. General Accepted Accounting Principles.

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

3.1  ACCOUNTING CONVENTION

     These Accounts have been prepared under the historical cost convention.

3.2  PROPERTY AND EQUIPMENTS

     Property and equipment are stated at cost less accumulated depreciation.

     Depreciation is charged by applying reducing balance method to write off the cost over the remaining useful life of the assets. Rates of depreciatio are stated in note 7.

     Full annual rate of depreciation is applied on the cost of additions while no depreciation is charged on assets deleted during the year.

     Maintenance and normal repairs are charged to income as and when incurred Major renewals and improvements are capitalized.

     Gain and losses on disposal of assets, if any, are included in the income.

3.3  ASSETS UNDER CAPITAL LEASE

     Assets acquired under finance leases are capitalized and are stated at the lower of present value of minimum lease payment sunder the lease agreements and the fair value of the assets. The related obligations of the leases are accounted for as liabilities.

     Assets acquired under finance leases are amortized over the useful life of the assets on a reducing balance method at the rates given in note 8.

3.4  FOREIGN CURRENCIES

     Assets and liabilities in foreign currencies are translated in Pak Rupees at the rates of exchange prevailing at the balance sheet date. Exchange differences are included in current income.

3.5  REVENUE RECOGNITION

     Revenue is recognized on issue of sale invoices.

NETWORK SOLUTIONS (PVT) LIMITED
NOTES TO THE ACCOUNTS
-------------------------------------------------------------------------------
                                                          1998           1998
                                                         RUPEES          US $
                                                       ------------------------
4.   CASH AND BANK BALANCES

     In hand                                               4,720            102
     These balances were held:
     At banks
       on current accounts including
         US$ 11,328 and (Pounds)38,146 respectively    3,013,478         65,439
       on saving accounts including
         US$ 28 and (Pounds)44 respectively                4,654            101
                                                       ------------------------
                                                       3,022,852         65,642
                                                       ========================

5.   ACCOUNTS RECEIVABLES - CONSIDERED GOOD

     These have been recognized on delivery and installation of software. Further the Company have only few customers like Mercedes Benz Leasing Co. Ltd., Netsol U.K. Ltd. and Tung Yang Leasing Company which had a history with the Company of little to no debt, therefore and allowance for bad debt is not considered necessary by the Company.

6.   ADVANCES, PREPAYMENTS
     AND OTHER RECEIVABLES

     Advances - considered goods
       - to employees                                   130,660          2,837
       - against expenses                                76,136          1,653
     Security deposit                                    87,000          1,889
     Prepayments                                         96,026          2,085
     Advance income tax                                  28,725            624
     Other receivables                                  889,109         19,309
                                                      ------------------------
                                                      1,307,656         28,397
                                                      ========================

7.   PROPERTY AND EQUIPMENTS

                                                      DEPRECIATION
                                                ----------------------------       NET BOOK      NET BOOK
                                    COST TO                               TO    VALUE AS AT   VALUE AS AT
                                    JUNE 30,    RATE   CHARGE FOR    JUNE 30,  JUNE-30 1998  JUNE-30 1998
          PARTICULARS                  1998      %           YEAR       1998       (RUPEES)        (US $)
     -----------------------------------------------------------------------------------------------------
     Computers                    2,148,807      10       196,594    379,460      1,769,347        38,422
     Air conditioners               510,907      10        45,982     97,073        413,834         8,987
     Furnitures, carpets and
       telephones                 1,417,771      10       130,583    242,526      1,175,245        25,521
     Office Equipments              144,393      10        14,439     14,439        129,954         2,822
     Electric fittings              211,690      10        19,052     40,221        171,469         3,724
     Vehicles                       371,700      20        63,260    123,260        248,440         5,395
                                 -------------------------------------------------------------------------
                                  4,805,268               469,910    896,979      3,908,289        84,871
                                 =========================================================================

     The depreciation charge on operating assets has been allocated as follow:

                                                         1998        1998
                                                        RUPEES       US $
                                                      ----------------------
     Research and development cost           Note 13    196,594      4,269
     Administration and selling expenses     Note 14    273,316      5,935
                                                      ----------------------
                                                        469,910     10,204
                                                      ======================

NETWORK SOLUTIONS (PVT) LIMITED
NOTES TO THE ACCOUNTS
-------------------------------------------------------------------------------

8.   ASSETS UNDER CAPITAL LEASE

     The following is the statement of leased assets:

                                                      DEPRECIATION
                                                ----------------------------       NET BOOK      NET BOOK
                                    COST TO                               TO    VALUE AS AT   VALUE AS AT
                                    JUNE 30,    RATE   CHARGE FOR    JUNE 30,  JUNE-30 1998  JUNE-30 1998
          PARTICULARS                  1998      %           YEAR       1998       (RUPEES)        (US $)
     -----------------------------------------------------------------------------------------------------
     Vehicles                       930,000      20       148,800    334,800        595,200        12,925
     Generator                      346,103      10        34,610     34,610        311,493         6,764
                                 -------------------------------------------------------------------------
                                  1,276,103               183,410    369,410        906,693        19,689
                                 =========================================================================

     The amortisation charge on lease assets has been allocated to administration expenses as referred to in note 14.

                                                          1998           1998
                                                         RUPEES          US $
                                                       -------------------------
9.   ACCRUED AND OTHER LIABILITIES

     Accrued liabilities                                 624,890         13,570
     Due to directors                                     86,980          1,889
                                                       -------------------------
                                                         711,870         15,459
                                                       =========================
10.  LONG TERM OBLIGATIONS UNDER
      CAPITAL LEASE

      Assets acquired                                  1,165,699         25,313
                                                       -------------------------
      Less: Amount paid during the year                  300,404          6,524
            Current portion of obligations shown
              under current liabilities                  389,053          8,448
                                                       -------------------------
                                                         689,457         14,972
                                                       -------------------------
                                                         476,242         10,341
                                                       =========================

     This represents finance obtained under lease agreement for a vehicle from Pacific Leasing Company Limited. Significant terms and conditions are as under:

     Principal and finance charges                     1,531,619         33,260
     Installment payment rest                            monthly        monthly
     Each installment (Rs.)                               42,545            924
     No. of installments                                      36             36
     Commenced from                                     May 1997 & March 1998
     Applicable rate of interest                          Approximately 26%

     The future minimum lease payments to which the Company is committed as at June 30, 1998 are as under:

                                                          1998           1998
                                                         RUPEES          US $
                                                       -------------------------
     Year ending June

           1999                                          510,540         11,087
           2000                                          448,166          9,732
           2001                                           90,864          1,973
                                                       -------------------------
                                                       1,049,570         22,792
     Less: Financial Charges allocated to future
      periods                                            184,277          4,002
                                                       -------------------------
                                                         865,293         18,790
                                                       =========================

NETWORK SOLUTIONS (PVT) LIMITED
NOTES TO THE ACCOUNTS
------------------------------------------------------------------------------
                                                              1998       1998
                                                             RUPEES      US $

11. CONTINGENCIES AND COMMITMENTS

    There were no contigencies as at June-30, 1998.

12. SALES

    Export of Software                                     21,534,871   467,641
                                                           ====================

13. RESEARCH AND DEVELOPMENT COST

    Staff salaries and benefits                             7,445,148   161,675
    Staff training                                            125,920     2,734
    Travelling and conveyance                               2,553,114    55,443
    Electricity charges                                       361,589     7,852
    Printing and stationery                                   198,998     4,321
    Computer maintenance                                       96,175     2,088
    Insurance                                                  32,029       696
    Depreciation                                    Note 7    196,594     4,269
                                                           --------------------
                                                           11,009,567   239,078
                                                           ====================

14. ADMINISTRATION AND SELLING EXPENSES

    ADMINISTRATION

    Directors remuneration                                  2,076,666    45,096
    Staff salaries and benefits                             1,130,000    24,539
    Bonus                                                   1,080,000    23,453
    Rent, rates and taxes                                     591,920    12,854
    Telephone & postage                                       808,056    17,547
    Staff teas and refreshment                                178,212     3,870
    Gardening expenses                                          7,954       173
    Fee and subscription                                       47,100     1,023
    Insurance                                                 112,500     2,443
    Vehicle running expenses                                  386,935     8,402
    Repairs and maintenance                                    79,410     1,724
    Legal and professional charges                            121,000     2,628
    Auditors' remuneration                                     30,000       651
    Newspapers & periodicals                                   12,791       278
    Security expenses                                          37,066       805
    Depreciation                                    Note 7    273,316     5,935
    Amortisation of leased assets                   Note 8    183,410     3,983
    Charity & donation                                          8,200       178
    Loss on disposal of asset                                     200         4
    Miscellaneous expenses                                     20,873       453
                                                           --------------------
                                                            7,185,609   156,039

    Selling

    Travelling and conveyance                                 252,506     5,483
    Guest house expenses                                      199,013     4,322
    Advertisement                                              33,959       737

                                                              485,478    10,542
                                                           --------------------
                                                            7,671,087   166,581
                                                           ====================

NETWORK SOLUTIONS (PVT) LIMITED
NOTES TO THE ACCOUNTS
------------------------------------------------------------------------------
                                                              1998       1998
                                                             RUPEES      US $

15. OTHER INCOME

    Foreign exchange gain                       Not 15.1    1,030,598    22,380
    Interest onb ank deposits                                  46,113     1,001
                                                           --------------------
                                                            1,076,711    23,381
                                                           ====================

    15.1 This represents the net exchange fluctuation gain arises on conversion of current assets and liabilities to Pak Rupees on the balance sheet date.

16. FINANCIAL CHARGES

    Interest/Mark-up on:
     - short term finance                                       9,932       216
     - lease finance charges                                  119,270     2,590
    Front end fee                                               5,700       124
    Excise duty                                                 4,307        94
    Bank charges                                               40,930       889
                                                           --------------------
                                                              180,139     3,913
                                                           ====================

17. TAXATION

    The income of the Company from export of computer software and its related services developed in Pakistan is exempt from tax as per clause 179 of the Second Schedule to the Income Tax Ordinance 1979.

18. EXCHANGE RATE

    The amount in US Dollars shown in the amounts has been stated for convenience. These amounts have been arrived at by converting the Pak Rupees amounts at the official rates of State Bank of Pakistan
    @ Rs. 46.05 - US$ 1.00 as of June-30, 1998.

19. GENERAL

    Figures have been rounded off to the nearest Pak Rupees and US Dollars.



CHIEF EXECUTIVE                                                         DIRECTOR